UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2018

PriceSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road, San Diego, CA 92121

(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (858) 404-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the preparation process for the 2018 Annual Report on Form 10-K for PriceSmart, Inc. (the “Company”), a balance sheet misclassification (with no impact on earnings per share, revenue, operating income, net income, cash flow from operations, total assets or total current assets) within current assets was identified involving the Company’s presentation of short-term investments as cash and cash equivalents in its previously issued unaudited interim consolidated financial statements for fiscal year 2018; specifically, the three, six and nine month periods ended November 30, 2017, February 28, 2018, May 31, 2018 (collectively, the “Relevant Periods”).

In the past, the Company has disclosed a lack of availability of U.S. dollars in certain markets (U.S. dollar illiquidity), which impedes our ability to convert local currencies obtained through merchandise sales into U.S. dollars to settle the U.S. dollar liabilities associated with our imported products.  Also, as we have previously disclosed, during fiscal year 2017 and fiscal year 2018, we experienced this situation in Trinidad.  We are working with our banks in Trinidad to source tradeable currencies (including Euros and Canadian dollars), but until the central bank in Trinidad makes more U.S. dollars available, this condition is likely to continue.  As part of the actions taken in Trinidad, the Company began investing the excess Trinidad and Tobago (TT) dollars into Certificates of Deposit or similar time-based deposits with financial institutions (referred to collectively herein as “CDs”) with terms of three months or less, which the Company correctly presented as Cash and cash equivalents on the consolidated balance sheet.  As the Company’s balance of TT dollars increased, the Company began investing in CDs with terms of four months and up to twelve months.  The Company entered into these four to twelve month CDs to gain priority with the respective financial institutions to make more U.S. dollars available for conversion of TT dollars, as well as in order to take advantage of the higher interest rates on these CDs for cash that was not otherwise needed for operations, capital commitments or debt service.  During the first three quarters of fiscal 2018, the Company presented these four to twelve month CDs as Cash and cash equivalents in its consolidated balance sheet.  However, in accordance with generally accepted accounting principles, these four to twelve month CDs should have been presented as Short-term investments.  The correction of the misclassification of these investments within the Total current assets section of the consolidated balance sheets also requires the Company to disclose in the Cash provided by (used in) investing activities section of the consolidated statements of cash flows the cash used in Investments in and Settlements of short-term investments.

On October 24, 2018, the Audit Committee of the Company’s Board of Directors met and determined that, as a result of the misclassification described above, the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the Relevant Periods should no longer be relied upon. The required restatements will be included in a footnote to the Company’s timely filed Form 10-K as of and for the year ended August 31, 2018, which the Company expects to file after the close of the market on October 25, 2018. The Company also expects to include in this Form 10-K a conclusion that there was a material weakness in internal controls over financial accounting related to this misclassification.  However, as stated above, there was no impact on earnings per share, revenue, operating income, net income, cash flow from operations, total assets or total current assets as a result of this misclassification.

The Audit Committee has discussed the matters disclosed in this Form 8-K with its independent registered public accounting firm, Ernst & Young LLP.

The tables below present the restatements that we expect to include in our Form 10-K (amounts in thousands).

	November 30, 2017
Balance Sheet Captions	As Previously Reported	Adjustment	As Currently Reported
Cash and cash equivalents	$129,183	$(39,339)	$89,844
Short-term and long-term restricted cash	$3,359	$—	$3,359
Total cash and cash equivalents, and restricted cash as shown in the statement of cash flows	$132,542	$(39,339)	$93,203

Short-term investments	$—	$39,339	$39,339

	For the Three Months Ended November 30, 2017
Statement of Cash Flows Captions	As Previously Reported	Adjustment	As Currently Reported
Net cash provided by (used in) operating activities	$(10,163)	$—	$(10,163)

Investing Activities
Additions to property and equipment	$(19,752)	$—	$(19,752)
Short-term investments	—	(39,339)	(39,339)
Proceeds from settlements of short-term investments	—	—	—
Proceeds from disposal of property and equipment	20	—	20
Net cash provided by (used in) investing activities	$(19,732)	$(39,339)	$(59,071)

Net cash provided by (used in) financing activities	$(5,296)	$—	$(5,296)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	$2,021	$—	$2,021
Net increase (decrease) in cash, cash equivalents, and restricted cash	$(33,170)	$(39,339)	$(72,509)
Cash, cash equivalents, and restricted cash at beginning of period	$165,712	$—	$165,712
Cash, cash equivalents, and restricted cash at end of period	$132,542	$(39,339)	$93,203

	February 28, 2018
Balance Sheet Captions	As Previously Reported	Adjustment	As Currently Reported
Cash and cash equivalents	$152,132	$(58,745)	$93,387
Short-term and long-term restricted cash	$3,479	$—	$3,479
Total cash and cash equivalents, and restricted cash as shown in the statement of cash flows	$155,611	$(58,745)	$96,866

Short-term investments	$—	$58,745	$58,745

	For the Six Months Ended February 28, 2018
Statement of Cash Flows Captions	As Previously Reported	Adjustment	As Currently Reported
Net cash provided by (used in) operating activities	$59,079	$—	$59,079

Investing Activities
Additions to property and equipment	$(46,233)	$—	$(46,233)
Short-term investments	—	(66,388)	(66,388)
Proceeds from settlements of short-term investments	—	7,643	7,643
Proceeds from disposal of property and equipment	54	—	54
Net cash provided by (used in) investing activities	$(46,179)	$(58,745)	$(104,924)
			—
Net cash provided by (used in) financing activities	$(21,859)	$—	$(21,859)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	$(1,142)	$—	$(1,142)
Net increase (decrease) in cash, cash equivalents, and restricted cash	$(10,101)	$(58,745)	$(68,846)
Cash, cash equivalents, and restricted cash at beginning of period	$165,712	$—	$165,712
Cash, cash equivalents, and restricted cash at end of period	$155,611	$(58,745)	$96,866

	May 31, 2018
Balance Sheet Captions	As Previously Reported	Adjustment	As Currently Reported
Cash and cash equivalents	$141,164	$(53,890)	$87,274
Short-term and long-term restricted cash	$3,649	$—	$3,649
Total cash and cash equivalents, and restricted cash as shown in the statement of cash flows	$144,813	$(53,890)	$90,923

Short-term investments	$—	$53,890	$53,890

	For the Nine Months Ended May 31, 2018
Statement of Cash Flows Captions	As Previously Reported	Adjustment	As Currently Reported
Net cash provided by (used in) operating activities	$90,765	$—	$90,765

Investing Activities
Business acquisition, net of cash acquired	$(23,895)	$—	$(23,895)
Additions to property and equipment	(74,788)	—	(74,788)
Short-term investments	—	(72,953)	(72,953)
Proceeds from settlements of short-term investments	—	19,063	19,063
Deposits for land purchase option agreements	300	—	300
Proceeds from disposal of property and equipment	93	—	93
Net cash provided by (used in) investing activities	$(98,290)	$(53,890)	$(152,180)

Net cash provided by (used in) financing activities	$(12,389)	$—	$(12,389)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	$(985)	$—	$(985)
Net increase (decrease) in cash, cash equivalents, and restricted cash	$(20,899)	$(53,890)	$(74,789)
Cash, cash equivalents, and restricted cash at beginning of period	$165,712	$—	$165,712
Cash, cash equivalents, and restricted cash at end of period	$144,813	$(53,890)	$90,923

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2018	/S/ MAARTEN O. JAGER
Maarten O. Jager
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)